Exhibit 23.02


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



      As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 28, 1997 included in the Company's Form 10-K for the year ended January 31, 1997.

                                                Arthur Andersen LLP

Washington, D.C.,
November 19, 1997